Oppenheimer Discovery Mid Cap Growth Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Equity Income Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Flexible Strategies Fund	Oppenheimer Value Fund
Oppenheimer Global Allocation Fund

Supplement dated February 28, 2014 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective July 1, 2014:

1.	All references to Class N are deleted and replaced with references to Class R, in connection with the re-naming of Class N as Class R.

2.	In the table titled “Shareholder Fees (fees paid directly from your investment)”, the Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds) for Class R is “None.”

February 28, 2014	PS0000.112

Oppenheimer Flexible Strategies Fund Summary Prospectus February 28, 2014
NYSE Ticker Symbols
Class A	QVOPX
Class B	QOPBX
Class C	QOPCX
Class N	QOPNX
Class Y	QOPYX
Class I	QOPIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/FlexibleStrategiesFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated February 28, 2014, and through page 81 of its most recent Annual Report, dated October 31, 2013, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/FlexibleStrategiesFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 22 of the prospectus and in the sections "How to Buy Shares" beginning on page 71 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Management Fees[2]	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	0.99%	0.50%	None	None
Other Expenses
Other Expenses of the Fund	0.96%	0.96%	0.96%	0.96%	0.96%	0.77%
Other Expenses of the Subsidiary	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Other Expenses	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	2.12%	2.88%	2.87%	2.38%	1.88%	1.69%
Fee Waiver and/or Expense Reimbursement[3]	(0.07%)	(0.07%)	(0.07%)	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.05%	2.81%	2.80%	2.31%	1.81%	1.62%
  Expenses have been restated to reflect current fees.
  "Management Fees" reflects the gross management fees paid to the Manager by the Fund and the gross management fee for the Subsidiary during the Fund's most recent fiscal year.
  After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue to be in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund's Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$773	$1,201	$1,654	$2,905	$773	$1,201	$1,654	$2,905
Class B	$788	$1,198	$1,734	$2,892	$288	$898	$1,534	$2,892
Class C	$387	$895	$1,529	$3,235	$287	$895	$1,529	$3,235
Class N	$337	$744	$1,279	$2,743	$237	$744	$1,279	$2,743
Class Y	$186	$589	$1,019	$2,216	$186	$589	$1,019	$2,216
Class I*	$166	$530	$919	$2,008	$166	$530	$919	$2,008

* Based on estimated expenses for Class I shares for the first fiscal year.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies. The Fund's sub-adviser, OppenheimerFunds, Inc. (the "Sub-Adviser"), exercises a flexible strategy in selecting its investments. The flexibility of the Fund's overall strategy derives from its use of multiple alternative investment strategies to build a portfolio that seeks total return over the long term by investing in instruments believed to have strong risk-adjusted return potential across asset classes. These multiple alternative investment strategies are currently organized into four distinct strategies, described below, with the allocation based on the portfolio manager's view of the attractiveness of the various strategies, as well as their risks to the Fund, at any given point in time. The Fund's long and short exposure within each of the strategies may change depending on the portfolio manager's view of the opportunities available. The Fund will limit its total short sale positions to no more than 40% of its net assets.

  Equity Hedge. The Equity Hedge strategy can include long and short positions in equities, equity-sensitive convertibles and derivatives including options, futures, swaps, and structured notes.

  Long/Short Credit. The Long/Short Credit strategy can include long and short positions in a variety of fixed-income securities including loans, asset-backed securities, event-linked bonds (also referred to as catastrophe bonds), credit-sensitive convertibles, high-grade, high-yield and distressed credit, sovereign debt, and derivatives, including options, futures, swaps, and structured notes.

  Global Macro. The Global Macro strategy can include long and short positions that provide exposure to interest rates, credit spreads, sovereign debt, currencies, commodities, volatility, equities and equity indices, and derivatives, including options, futures, swaps, and structured notes.

  Relative Value. The Relative Value strategy can include long and short positions in multiple asset classes including equities, fixed income, derivatives or other types of securities.

The Fund's overall long or short positioning can vary based on market conditions, and the Fund may take both long and short positions simultaneously.

To implement the multiple strategies described above, the Fund may hold long and short positions in a variety of instruments, which include:

  Equity Securities. The Fund may invest in common stocks of U.S. and foreign companies. Equity investments are not limited by the issuer's location, size, market capitalization or industry sector.

  Fixed Income Securities. The Fund may invest in fixed-income securities, including bonds and notes or other debt securities issued by U.S. and foreign companies and governments, money market instruments, corporate bonds, and convertible bonds. The Fund can invest in investment-grade or below-investment-grade, high-yield debt securities (commonly referred to as "junk bonds"). The Fund may invest without limit in securities that are rated below-investment-grade and at times may invest substantial amounts of its assets in those securities to seek higher income as part of its investment goal. Investment-grade debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's Sub-Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund may also invest in other fixed income securities, including event-linked bonds, asset-backed securities, mortgage-backed securities, participation interests in loans, and pooled investment entities that invest in loans. The Fund may also invest in floating rate loans (sometimes referred to as "adjustable rate loans") that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. These investments are referred to as "Senior Loans." Senior Loans may be collateralized or uncollateralized. They typically pay interest at rates that are reset periodically based on a reference benchmark that reflects current interest rates, plus a margin or premium.

  Derivatives and Other Assets. The Fund may invest in derivative instruments and other assets, including options, futures, forward contracts, swaps (including on equity and fixed-income securities and indices, commodities, interest rates, currencies and volatility), "structured" notes, mortgage-related securities, equity-linked debt securities, commodity-linked derivatives, and currency derivatives.

The Fund may invest a substantial portion of its assets in foreign securities, including companies in developed and emerging market countries, and has no limit on the amount it can invest in such securities.
   With respect to the Equity Hedge and Long/Short Credit strategies, the portfolio manager generally selects securities based upon a fundamentally-driven bottom-up analysis of the underlying companies, industries and indices, along with a top-down macroeconomic overlay. The portfolio manager looks for potential change that does not appear to be broadly understood by the markets. With respect to the Global Macro strategy, the portfolio manager generally selects securities and asset classes based on a top-down analysis of macroeconomic variables and the expected impact on the securities and asset classes the Fund may invest in. With respect to the Relative Value strategy, the portfolio manager generally seeks to take advantage of valuation discrepancies that exist between specific securities.
    In determining the Fund's allocation across the four strategies, the portfolio manager typically looks for opportunities across strategies and asset classes and attempts to allocate in a way that generally provides strong risk-adjusted return potential and that takes into consideration the allocation of the risk in the portfolio. The portfolio manager conducts fundamental evaluations of market, economic, industry and company-specific factors that do not appear to be reflected in pricing of the underlying securities and asset classes. In response to changing market, economic, company and industry-specific conditions and/or valuations and risk allocation fluctuations, the portfolio manager may change the Fund's allocation to a particular strategy, and may also implement new strategies or reduce the Fund's allocation to any strategy to zero. The short positions in each of the four strategies currently employed can be obtained through short sales of securities, or through entering into a short position in a derivative. Such short positions can be held for various purposes, including to seek to increase investment returns, to hedge the Fund's overall portfolio, and to hedge a specific position held by the Fund.

  The above criteria may vary in particular cases and may change over time. The Fund may sell securities that the portfolio manager believes no longer meet these criteria but is not required to do so.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio manager's use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Management Risk. The investment strategies, techniques and risk analyses that may be employed by the Sub-Adviser may not produce the desired results. The Sub-Adviser may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, duration risk, prepayment risk, reinvestment risk, extension risk and event risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk."  When interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. This is referred to as "reinvestment risk". When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell, especially during times of market volatility or decline.

     Because the Fund can invest without limit in below-investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Special Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Main Risks of Event-Linked Securities. Event-linked securities are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest. Event-linked securities may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences.

Special Risks of Senior Loans. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a Senior Loan, the Fund will have to reinvest the proceeds in other Senior Loans or securities that may pay lower interest rates.

Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. The Fund's access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Some Senior Loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when it wants to. Direct investments in Senior Loans and, to a lesser degree, investments in participation interests in or assignments of Senior Loans may be limited. Investments in Senior Loans are expected to be less affected by changes in interest rates than fixed-rate securities.

Main Risks of Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. Private-issuer mortgage-backed securities are also subject to interest rate risk, and the market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Asset-Backed Securities Risk. The Fund can buy asset backed securities, which are fractional interests in pools of loans and are collateralized by the loans, other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the purchasers. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, and to interest rate and prepayment risks.

Main Risks of Money Market Instruments. The Fund may invest in money market instruments. Money market instruments are short-term, US dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act, of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund's investments to fall.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Main Risks of Long/Short Holdings. Under certain conditions, even if the value of the Fund's long positions are rising, this could be offset by declining values of the Fund's short positions. Conversely, it is possible that rising values of the Fund's short positions could be offset by declining values of the Fund's long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund's long and short positions are declining, the Fund may experience substantial losses.

Main Risks of Short Sales. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund closes the short position. A short sale of a security creates the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Short sales may cause a higher portfolio turnover rate and increase the Fund's brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

The Fund will limit the market value of its total short sale positions to not more than 40% of its net assets at the time a short sale is entered into.

Asset Allocation Risk. Because the Fund typically invests in a combination of securities, the Fund's ability to achieve its investment objective depends largely upon selecting the best mix of investments. There is the risk that the portfolio manager's evaluations and assumptions regarding market conditions may be incorrect. During periods of rapidly rising prices, the Fund might not achieve growth in its share prices to the same degree as funds focusing only on stocks. The Fund's investments in stocks may make it more difficult to preserve principal during periods of stock market volatility. The Fund's use of a particular investment style might not be successful when that style is out of favor and the Fund's performance may be adversely affected by the asset allocation decisions.

Main Risks of Value Investing. Value investing entails the risk that if the market does not recognize that the Fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries and those countries are more likely to experience instability resulting from rapid changes or developments in social, political and economic conditions. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, require the payment of premiums, can increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under U.S. financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and cleared through a central clearing house counterparty. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a central clearing house counterparty may entail further risks and costs.

Main Risks of Hedging. The Fund may engage in "hedging" strategies, including short sales, futures and other derivatives in an effort to protect assets from losses due to declines in the value of the Fund's portfolio. There are risks in the use of these investment and trading strategies. There can be no assurance that the hedging strategies used will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If the Sub-Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's return. In some cases, derivatives or other investments may be unavailable, or the Sub-Adviser may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. No assurance can be given that the Sub-Adviser will employ hedging strategies with respect to all or any portion of the Fund's assets.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry or group of industries.

Main Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments.

Main Risks Of Investments In The Fund's Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could prevent the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Currently, the Internal Revenue Service has suspended the granting of private letter rulings confirming that income from the Fund's investment in the Subsidiary constitutes "qualifying income" for purposes of the tax rules, pending further internal discussion. As a result, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered "qualifying income" for purposes of the Fund remaining qualified as a regulated investment company for federal income tax purposes.

Who is the Fund Designed For? The Fund is designed for investors seeking total return over the long term through multiple alternative strategies with a combination of long and short exposure that varies over time. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund emphasizing multiple alternative investment strategies using equity, debt and foreign securities, as well as derivative instruments and other assets. Since the Fund does not seek current income, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A Shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/FlexibleStrategiesFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 7.77% (2nd Qtr 09) and the lowest return was -13.56% (4th Qtr 08). For the period from January 1, 2013 to December 31, 2013 the cumulative return before sales charges and taxes was 9.00%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Class I shares will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years
Class A Shares (inception 1/3/89)
Return Before Taxes	2.73%	4.62%	3.35%
Return After Taxes on Distributions	2.73%	4.15%	2.07%
Return After Taxes on Distributions and Sale of Fund Shares	1.54%	3.61%	2.58%
Class B Shares (inception 9/1/93)	3.02%	4.58%	3.48%
Class C Shares (inception 9/1/93)	7.16%	5.06%	3.18%
Class N Shares (inception 3/01/01)	7.62%	5.52%	3.62%
Class Y Shares (inception 12/16/96)	9.22%	6.17%	4.21%
S&P 500 Index	32.39%	17.94%	7.41%
(reflects no deduction for fees, expenses or taxes)
HFRI Fund Weighted Composite Index	9.24%	7.80%	5.72%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Manager. Michelle Borré, CFA, has been a portfolio manager of the Fund since November 2011 and a Vice President of the Fund since January 2012.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Flexible Strategies Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/FlexibleStrategiesFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
The Fund's shares are distributed by OppenheimerFunds Distributor, Inc.
PR0236.001.0214